                                                                  EXHIBIT 10.39

                           GENERAL SECURITY AGREEMENT


        THIS GENERAL SECURITY AGREEMENT is executed on August 11, 2000 (this "Security Agreement"), by WEBSIDESTORY, INC., a California corporation (hereinafter called "Grantor"). In consideration of financial accommodations given, to be given or continued, Grantor hereby grants to IMPERIAL CREDITCORP (hereinafter called "Lender") a security interest in (a) all property (i) delivered to Lender by Grantor, (ii) which shall be in Lender's possession or control in any matter or for any purpose, (iii) described below or (iv) now owned or hereafter acquired by Grantor of the type or class described below and/or in any exhibit or supplementary schedule hereto, or in any financing statement filed by Lender and executed by or on behalf of Grantor; and (b) the proceeds, increase and products of such property, all accessions thereto, and all property which Grantor may receive on account of such collateral (collectively referred to as "Collateral") to secure payment and performance of all of Grantor's present or future debts or obligations to Lender, whether absolute or contingent (hereafter referred to as "Debt"). See EXHIBIT A attached hereto and incorporated herein by this reference for a description of the Collateral. The Collateral which is not in Lender's possession will be located at the locations set forth on EXHIBIT B attached hereto and incorporated herein by this reference. Grantor may, upon the prior written consent of Lender, amend Exhibit B from time to time to add and delete Collateral locations. Unless otherwise defined herein, initially capitalized terms used herein shall have the meanings given them (A) in the California Uniform Commercial Code, (B) as defined in that certain Loan Agreement dated as of the date hereof entered into by and among Grantor and Lender (as the same may be modified, amended, supplemented, restated or superceded from time to time, the "Loan Agreement") or
(C) as defined in EXHIBIT A attached hereto.

        Grantor hereby represents, warrants and agrees:

        1. Grantor will immediately pay (a) any Debt when due, (b) Lender's costs of collecting the Debt, of protecting, insuring or realizing on Collateral, and any expenditure of Lender pursuant hereto, including attorneys' fees and expenses, with interest at the rate of twenty-four percent (24%) per year, or the rate applicable to the Debt, whichever is less, from the date of expenditure, and (c) any deficiency after realization of Collateral.

        2. Grantor will use the proceeds of any loan that becomes Debt hereunder for the purpose indicated on the application therefor, and will promptly contract to purchase and pay the purchase price of any property which becomes Collateral hereunder from the proceeds of any loan made for that purpose.

        3. As to all Collateral in Grantor's possession or the possession of its contract manufacturers (unless specifically otherwise agreed to by Lender in writing), Grantor will:

            (a) Have or has possession of the Collateral at the location disclosed to Lender and will not remove the Collateral from said location, except for sales in the ordinary course of Borrower's business.

            (b) Keep the Collateral separate and identifiable.

            (c) Maintain the Collateral in good and saleable condition, ordinary wear and tear excepted, repair it if necessary and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by insurance policies, and permit Lender to inspect the Collateral at any reasonable time during normal business hours in accordance with the terms of the Loan Agreement.

            (d) Not sell, contract to sell, lease, encumber (other than Permitted Liens) or transfer the Collateral (other than the disposition of such inventory Collateral in the ordinary course of Borrower's business and other assets which are obsolete or otherwise considered surplus) until the Debt has been paid or performed in full, even though Lender has a security interest in the proceeds of such Collateral.


                                       1.
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        4. As to Collateral which is inventory and accounts, Grantor:

            (a) May, until notice from Lender after the occurrence and during the continuance of an Event of Default, sell, lease or otherwise dispose of inventory Collateral in the ordinary course of business only, and collect the cash proceeds thereof.

            (b) Will, upon notice from Lender after the occurrence and during the continuance of an Event of Default, deposit all cash proceeds as received in a demand deposit account with Lender, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which gave rise to proceeds, and all acquisitions and returns of inventory as required by Lender.

            (c) Will receive in trust after the occurrence and during the continuance of an Event of Default, schedule on forms satisfactory to Lender and, upon notice from Lender, deliver to Lender all non-cash proceeds other than inventory received in trade.

        5. As to Collateral which are Accounts, Chattel Paper, General Intangibles and Proceeds described in SECTION 4(c) above, Grantor warrants, represents and agrees:

            (a) All such Collateral is genuine, enforceable in accordance with its terms and conditions precedent (except as disclosed to and accepted by Lender in writing), and is supported by consecutively numbered invoices to, or rights against, the account debtors thereon. Grantor will supply Lender with duplicate invoices or other evidence of Grantor's rights on Lender's request.

            (b) All persons appearing to be obligated on such Collateral have authority and capacity to contract.

            (c) All Chattel Paper is in compliance with applicable law as to form, content and manner of preparation and execution and has been properly registered, recorded, and/or filed to protect Grantor's interest thereunder.

            (d) If an account debtor shall also be indebted to Grantor on another obligation, any payment made by such account debtor not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Lender has a security interest. Should any remittance include a payment not on an account, it shall be delivered to Lender and, if no Event of Default has occurred and is continuing, Lender shall pay Grantor the amount of such payment.

            (e) Grantor agrees that following the occurrence and during the continuance of an Event of Default, Grantor shall not compromise, settle or adjust any Account or renew or extend the time of payment thereof without Lender's prior written consent.

            (f) Until Lender exercises its rights to collect the Accounts pursuant to SECTION 11 hereof, Grantor will collect with diligence all Grantor's Accounts. Any collection of Accounts by Grantor, whether in the form of cash, checks, notes, or other instruments for the payment of money (properly endorsed or assigned where required to enable Lender to collect same), shall be in trust for Lender. If an Event of Default has occurred and is continuing, Grantor shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Lender and deliver said collections daily to Lender in the identical form received. The proceeds of such collections when received by Lender may be applied by Lender directly to the payment of the applicable Loan Account or to any other obligation secured hereby. Any credit given by Lender upon receipt of said proceeds shall be conditional credit subject to collection. Returned items at Lender's option may be charged to Grantor's deposit account with Lender. All collections of the Accounts shall be set forth on an itemized schedule, showing the name of the account debtor, the amount of each payment and such other information as Lender may request.


                                       2.

            (g) Until Lender exercises its rights to collect the Accounts pursuant to SECTION 11 hereof, Grantor may continue its present policies with respect to returned merchandise and adjustments. However, Grantor shall immediately notify Lender of all cases involving repossessions, and material loss or damage of or to merchandise represented by the Accounts involving Accounts with an aggregate value in excess of twenty-five thousand ($25,000).

        6. Grantor owns all of the Collateral absolutely and no other person has or claims any interest in any of the Collateral, except for Permitted Liens and as disclosed to and accepted by Lender in writing. Grantor will defend any proceeding which may affect title to or Lender's security interest in any of the Collateral, and will indemnify and hold Lender free and harmless from all costs and expenses of Lender's defense.

        7. Grantor will pay when due all existing or future charges, liens or encumbrances on and all taxes and assessments (except for taxes not yet due and payable or which are contested in good faith and for which Grantor has set aside adequate reserves in accordance with GAAP) now or hereafter imposed on or affecting the Collateral and, if the Collateral is in Grantor's possession, the realty on which the Collateral is located, except for liens being contested in good faith, for which adequate reserves have been created in accordance with GAAP, or liens disclosed to and accepted by Lender in writing.

        8. Grantor will insure the Collateral with Lender as loss payee in form and amounts with companies, and against risks and liability satisfactory to Lender (to the extent customarily maintained by businesses similar to Borrower's), and hereby assigns such policies to Lender, agrees to deliver them to Lender at Lender's request, and authorizes Lender to make any claim thereunder, and to receive payment of and endorse any instrument in payment of any loss or return premium. If Grantor should fail to deliver the required insurance policy or policies to Lender, Lender may, at Grantor's cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at Lender's option, either both Grantor and Lender, or only Lender, and the cost thereof shall be secured by this Security Agreement, and shall be repayable as provided in SECTION 1 above.

        9. Grantor will give Lender any information it reasonably requires in accordance with the terms of the Loan Documents. All information at any time supplied to Lender by Grantor (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and Grantor will notify Lender of any materially adverse change in such information. Grantor will promptly notify Lender of any change of Grantor's residence, chief executive office or mailing address.

        10. At any time and from time to time, upon the written request of Lender, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, (a) using its best efforts to secure all consents and approvals necessary or appropriate for the grant of a security interest to Lender in any Contract or License held by Grantor or in which Grantor has any rights not heretofore assigned, (b) filing any financing or continuation statements under the UCC with respect to the security interests granted hereby,
(c) filing or cooperating with Lender in filing any forms or other documents required to be filed with the United States Patent and Trademark Office, United States Copyright Office, or any filings in any foreign jurisdiction or under any international treaty, required to secure or protect Lender's interest in the Collateral, (d) transferring Collateral to Lender's possession (if a security interest in such Collateral can be perfected by possession), (e) placing the interest of Lender as lienholder on the certificate of title (or other evidence of ownership) of any vehicle owned by Grantor or in or with respect to which Grantor holds a beneficial interest and (f) using its best efforts to obtain waivers of liens from landlords and mortgagees. Grantor also hereby authorizes Lender to file any such financing or continuation statement without the signature of Grantor. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Lender and delivered to Lender promptly upon Grantor's receipt thereof.


                                       3.

        11. Upon the occurrence and during the continuation of an Event of Default, Lender may, without prior notice to Grantor, collect the Collateral and may give notice of assignment of Accounts to any and all account debtors and Grantor does hereby make, constitute and appoint Lender its irrevocable, true and lawful attorney-in-fact with power to do any act which Grantor is obligated hereby to do, to exercise such rights as Grantor may exercise, to use such equipment as Grantor might use, to enter Grantor's premises to give notice of Lender's security interest, and to collect Collateral and proceeds and to execute and file in Grantor's name any financing statements and amendments thereto required to perfect Lender's security interest hereunder, all to protect and preserve the Collateral and Lender's rights hereunder. Without limiting the generality of the foregoing, after and during the continuance of an Event of Default, Lender may:

            (a) Endorse the name of Grantor, collect and receive delivery or payment of Instruments and Documents constituting Collateral.

            (b) Demand, sue for, give acquittances for, make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise, prosecute or defend any action, claim, proceeding or other disputes in connection therewith.

            (c) Use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral.

        12. Discharge of Grantor except for full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of Collateral or any impairment or suspension of Lender's rights against Grantor, or any transfer of Grantor's interest to another shall not affect the liability of Grantor hereunder. Until the Debt shall have been paid or performed in full, Lender's rights shall continue even if the Debt is deemed unenforceable. Grantor hereby waives: (a) any right to require Lender to proceed against Grantor before any other, or to pursue any other remedy; (b) presentment, protest and notice of protest, demand and notice of nonpayment, demand or performance, notice of sale, and advertisement of sale; (c) any right to the benefit of or to direct the application of any Collateral until the Debt shall have been paid or performed in full; and (d) any right of subrogation to Lender until the Debt shall have been paid or performed in full.

        13. After and during the continuance of an Event of Default, at Lender's option, without demand or notice, all or any part of the Debt shall immediately become due and payable. Lender shall have all rights given by law, and may sell, in one or more sales, Collateral in any county where Lender has an office. Lender may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, are all to be considered commercially reasonable. Lender may require Grantor to assemble the Collateral and make it available to Lender at the entrance to the location where the Collateral is stored, or at a place designated by Lender.

        14. Lender's acceptance of partial or delinquent payments or the failure of Lender to exercise any right or remedy shall not waive any obligation of Grantor or right of Lender to modify this Security Agreement, or waive any other similar default.

        15. Upon the transfer of all or any part of the Debt, Lender may transfer all or any part of the Collateral. Lender may deliver all or any part of the Collateral to any grantor at any time. Any such transfer or delivery shall discharge Lender from all liability and responsibility with respect to such Collateral transferred or delivered. This Security Agreement benefits Lender's successors and assigns and binds Grantor's successors and assigns. Time is of the essence. This Security Agreement, the other Loan Documents and the exhibit(s) attached hereto contain the entire security agreement between Lender and Grantor. Grantor will execute any additional agreements, assignments or documents reasonably required by Lender to carry this Security Agreement into effect.


                                       4.

        16. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California, to the jurisdiction of whose courts Grantor hereby agrees to submit. Grantor agrees that service of process may be accomplished by any means authorized by California law. All words used herein in the singular shall be considered to have been used in the plural where the context and construction so require.

        17. Grantor hereby acknowledges receiving a copy of this Security Agreement and waives all rights to receive from Lender a copy of any financing statement or financing change statement filed, or any verification statement received, at any time in respect of this Security Agreement.


                                     GRANTOR

                                     WEBSIDESTORY, INC.,
                                     a California corporation


                                     By: /s/ TERANCE A. KINNINGER
                                        ----------------------------------------
                                     Printed Name: Terance A. Kinninger
                                                  ------------------------------
                                     Title: CFO
                                           -------------------------------------


                                       5.

                                    EXHIBIT A

                            DESCRIPTION OF COLLATERAL


        A. COLLATERAL. This Exhibit A covers all right, title and interest of Grantor in, to and under all of the following, wherever located and whether now owned or hereafter owned or acquired (collectively, the "Collateral"):

            (a) All Accounts of Grantor;

            (b) All Chattel Paper of Grantor;

            (c) All Contracts of Grantor;

            (d) All Deposit Accounts of Grantor;

            (e) All Documents of Grantor;

            (f) All Equipment of Grantor (except such equipment leased by Grantor pursuant to true leases);

            (g) All Fixtures of Grantor;

            (h) All General Intangibles of Grantor;

            (i) All Instruments of Grantor;

            (j) All Inventory of Grantor;

            (k) All Investment Property of Grantor;

            (l) All Licenses of Grantor;

            (m) All property of Grantor held by Lender or any other party for whom Lender is acting as agent hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to Lender or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power;

            (n) All other goods and personal property of Grantor whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Grantor and wherever located; and

            (o) To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

        B. DEFINED TERMS. Unless otherwise defined herein, the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):


                                    EXHIBIT A
                                   Page 1 of 5

        "ACCOUNTS" means any "account," as such term is defined in Section 9106 of the UCC, now owned or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Grantor (including, without limitation, under any trade name, style or division thereof) whether arising out of goods sold or services rendered by Grantor or from any other transaction, whether or not the same involves the sale of goods or services by Grantor (including, without limitation, any such obligation which may be characterized as an account or contract right under the UCC) and all of Grantor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Grantor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to Grantor under all purchase orders and contracts for the sale of goods or the performance of services or both by Grantor (whether or not yet earned by performance on the part of Grantor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

        "CHATTEL PAPER" means any "chattel paper," as such term is defined in
Section 9105(1)(b) of the UCC, now owned or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires an interest.

        "CONTRACTS" means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Grantor may now or hereafter have any right, title or interest, including, without limitation, any and all right, title and interest of Grantor under any customer agreements, supply agreements, distribution agreements, rebate agreements, processing agreements, warehousing agreements or royalty agreements and shall include, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

        "COPYRIGHT LICENSE" means any agreement granting any right to use any Copyright or Copyright registration (whether Grantor is the licensee or the licensor thereunder), now owned or hereafter acquired by Grantor, including, without limitation, licenses pursuant to which Grantor has obtained the exclusive right to use a copyright owned by a third party.

        "COPYRIGHTS" means all of the following now owned or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires any interest: (i) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or of any other country or political subdivision thereof; (ii) registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof;
(iii) any continuations, renewals or extensions thereof; (iv) any registrations to be issued in any pending applications; (v) prior versions of works covered by copyright and all works based upon, derived from, or incorporating such works;
(vi) income, royalties, damages, claims, and payments now and hereafter due and payable with respect to copyrights including, without limitation, damages and payments for past, present, or future infringement; (vii) rights to sue for past, present and future infringements of copyright; and (viii) any other rights corresponding to any of the foregoing rights throughout the world.

        "DEPOSIT ACCOUNT" means any "deposit account" as such term is defined in
Section 9105(e) of the UCC, and should include, without limitation, any demand, time, savings passbook or like account, now or hereafter maintained by or for the benefit of Grantor, or in which Grantor now holds or hereafter acquires any interest, with a bank, savings and loan association, credit union or like organization (including Lender) and all funds and amounts therein, whether or not restricted or designated for a particular purpose.


                                    EXHIBIT A
                                   Page 2 of 5

        "DOCUMENTS" means any "documents," as such term is defined in Section 9105(1)(f) of the UCC, now owned or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires an interest.

        "EQUIPMENT" means any "equipment," as such term is defined in Section 9109(2) of the UCC, now or hereafter owned or acquired by Grantor or in which Grantor now holds or hereafter acquires an interest, and, in any event, shall include, without limitation, all machinery, equipment, furnishings, vehicles and computers and other electronic data-processing and any other office equipment of any nature whatsoever, any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

        "FIXTURES" means "fixtures," as such term is defined in Section 9313(1)(a) of the UCC, now or hereafter owned or acquired by Grantor or in which Grantor now holds or hereafter acquires any interest and, in any event, shall include, without limitation, regardless of where located, all of the fixtures, systems, machinery, apparatus, equipment and fittings of every kind and nature whatsoever and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached or affixed to or constituting a part of, or located in or upon, real property wherever located, including, without limitation, all heating, electrical, mechanical, lighting, lifting, plumbing, ventilating, air-conditioning and air cooling, refrigerating, food preparation, incinerating and power, loading and unloading, communication, sprinkler and other fire prevention and extinguishing, fixtures, systems, machinery, apparatus and equipment, any signs, escalators, elevators, boilers or switchboards, and all engines, motors, dynamos, machinery, pipes, pumps, tanks, conduits and ducts constituting a part of any of the foregoing, together with all right, title, and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes, and replacements of, and all additions and appurtenances to any of the foregoing property, and all conversions of the security constituted thereby, immediately upon any acquisition or release thereof or any such conversion, as the case may be.

        "GENERAL INTANGIBLES" means any "general intangibles," as such term is defined in Section 9106 of the UCC, now owned or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires an interest, and, in any event, shall include, without limitation, all right, title and interest which Grantor may now or hereafter have in or under any Contract, all Intellectual Property, interests in partnerships, joint ventures and other business associations, Licenses, permits, goodwill (including, without limitation, the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License), claims in or under insurance policies, including unearned premiums, uncertificated securities, deposit accounts (including as defined in Section 9105(e) of the UCC), rights to receive tax refunds and other payments and rights of indemnification.

        "INSTRUMENTS" means any "instrument," as such term is defined in Section 9105(1)(i) of the UCC now owned or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires any interest, including, without limitation, all notes, certificated securities, and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

        "INTELLECTUAL PROPERTY" means all intellectual property of any kind or nature, including, without limitation, all Copyrights, Trademarks, Patents, trade secrets, customer lists, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, materials and records.

        "INVENTORY" means any "inventory," as such term is defined in Section 9109(4) of the UCC, wherever located, now or hereafter owned or acquired by Grantor or in which Grantor now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property which are held by or on behalf of Grantor for sale or lease or are furnished or are to be furnished under a


                                    EXHIBIT A
                                   Page 3 of 5
contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Grantor's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not such inventory is listed on any schedules, assignments or reports furnished to Lender from time to time and whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Grantor or is held by Grantor or by others for Grantor's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on premises of Grantor or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons.

        "INVESTMENT PROPERTY" means any "investment property" as such term is defined in Section 9115(1)(f) of the UCC, now owned or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires an interest, including, without limitation, a security, whether certificated or uncertificated, a security entitlement, a securities account, a commodity contract or a commodity account.

        "LICENSE" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires an interest, and any renewals or extensions thereof.

        "PATENT LICENSE" means any written agreement granting any right with respect to any invention on which a Patent is in existence, now owned or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires an interest.

        "PATENTS" means all of the following now owned or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country or political subdivision thereof, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof;
(ii) all reissues, continuations, continuations-in-part or extensions thereof;
(iii) all petty patents, divisionals, and patents of addition; and (iv) all patents to issue in such applications.

        "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

        "PROCEEDS" means "proceeds," as such term is defined in Section 9306(1) of the UCC, and, in any event, shall include, without limitation, (i) any and all Accounts, Chattel Paper, Instruments, cash or other forms of money or currency or other proceeds, payable to Grantor from time to time in respect of the Collateral; (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Grantor from time to time with respect to any of the Collateral; (iii) any and all payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (iv) any claim of Grantor against third parties (a) for past, present or future infringement of any Patent or Patent License, (b) for past, present or future infringement of any Copyright or Copyright License, or (c) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (v) all certificates, dividends, cash, Instruments and other property received or distributed in respect of or in exchange for any Investment Property; and (vi) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or any Contract.


                                    EXHIBIT A
                                   Page 4 of 5

        "TRADEMARK LICENSE" means any written agreement granting any right to use any Trademark or Trademark registration (whether Grantor is the licensee or the licensor thereunder) now owned or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires an interest.

        "TRADEMARKS" means all of the following now owned or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires an interest: (i) any and all trademarks, trade names, corporate names, company names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof (the "Marks"); (ii) any and all reissues, extensions or renewals thereof; (iii) the goodwill of the business symbolized by or associated with Marks; (iv) income, royalties, damages and payments now and hereafter due and/or payable with respect to Marks, including, without limitation, damages, claims and recoveries for past, present or future infringement, misappropriation, or dilution; and (v) rights to sue for past, present and future infringements of Marks.

        "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

        Notwithstanding any of the foregoing, the term "Collateral" shall not include any general intangibles of Grantor (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the grant of security interest herein shall extend to, and the term "Collateral" shall include, (A) any and all Proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such Proceeds is not so restricted, (B) upon obtaining the consent of any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all Proceeds thereof that might theretofore have been excluded from such a grant of a security interest and the term "Collateral" and (C) any general intangible which is an account receivable or proceed of or otherwise related to the enforcement or collection of any account receivable or goods which are the subject of any account receivable.


                                    EXHIBIT A
                                   Page 5 of 5

                                    EXHIBIT B

                 LOCATION OF COLLATERAL NOT IN BANK'S POSSESSION


1.      10182 TELESIS COURT, SAN DIEGO, CA 92121.


2.      PLEASE ADD OTHER ADDRESS LOCATIONS, IF ANY. IF NONE, PLEASE INDICATE
        "NONE"

        NONE.
















                                    EXHIBIT B

                         AGREEMENT TO PROVIDE INSURANCE
                           (REAL OR PERSONAL PROPERTY)

TO:       IMPERIAL CREDITCORP                              Date: August 11, 2000
          226 Airport Parkway                       Borrower: WEBSIDESTORY, INC.
          San Jose, California 95110

        In consideration of loans in the aggregate principal amount not to exceed $2,000,000 ("Loans"), secured by all tangible personal property of the undersigned, including inventory and equipment, the undersigned agrees to obtain adequate insurance coverage to remain in force during the term of the Loans.

        The undersigned also agrees to advise the below named agent to add IMPERIAL CREDITCORP ("Lender") as a loss payee on the new or existing insurance policy, and to furnish Lender at the above address with a copy of said policy/endorsements and any subsequent renewal policies.

        The undersigned understands that the policy must contain:

        1. Fire and extended coverage in an amount sufficient to cover:

            (a) The amount of the Loans, OR

            (b) All existing encumbrances, whichever is greater.

        But not in excess of the replacement value of the improvements on the real property.

        A Lender's "Loss Payable" Endorsement Form 438 BFU in favor of IMPERIAL CREDITCORP, or any other form acceptable to Lender.

                              INSURANCE INFORMATION

Insurance Co./Agent: Jack Yelverton, Marsh Risk & Insurance Services Telephone No.: (858) 552-4285

Agent's Address: 4275 Executive Square, Suite 600, La Jolla, CA 92037-1499

                                     BORROWER


                                     WEBSIDESTORY, INC.
                                     a California corporation


                                     By:  /s/ Terance Kinninger
                                         ---------------------------------------
                                     Printed Name: Terance Kinninger
                                                  ------------------------------
                                     Title: CFO
                                           -------------------------------------


-------------------------------------------------------

INSURANCE VERIFICATION:         Date:__________________

Person spoken to: _____________________________________

Policy Number: ________________________________________

Effective From: _________________ To: _________________

Verified By: __________________________________________

-------------------------------------------------------

                               IMPERIAL CREDITCORP

                          AUTOMATIC DEBIT AUTHORIZATION


TO:     IMPERIAL CREDITCORP

RE: THE LOANS ADVANCED UNDER THAT CERTAIN LOAN AGREEMENT, BY AND BETWEEN WEBSIDESTORY, INC. ("BORROWER") AND IMPERIAL CREDITCORP, DATED OF EVEN DATE HEREWITH, AND ANY RENEWALS OR AMENDMENTS THEREOF ("LOAN AGREEMENT")


You are hereby authorized and instructed to charge Account No. 38051660 in the name of Borrower for principal and/or interest payments due on the above referenced loans as set forth below and credit the loans referenced above.


        [X] Debit each interest payment as it becomes due according to the terms of the Loan Agreement.

        [X] Debit each principal payment as it becomes due according to the terms of the Loan Agreement.


This Authorization is to remain in full force and effect until revoked in writing.


--------------------------------------------------------------------------------
Borrower Signature:                                       Date:  August 11, 2000

WEBSIDESTORY, INC.,
a California corporation



By:  /s/ Terance Kinninger
   -----------------------------
Printed Name: Terance Kinninger
Title: CFO
--------------------------------------------------------------------------------